Related party transactions	12 Months Ended
Dec. 31, 2014
Related Party Transactions [Abstract]
Related party transactions
Related party transactions

Seadrill Partners

As of January 2, 2014, the date of deconsolidation, Seadrill Partners is considered to be a related party and not a controlled subsidiary of the Company. The following is a summary of the related party agreements with Seadrill Partners:
Management and administrative service agreements – In connection with the IPO, subsidiaries of Seadrill Partners, entered into a management and administrative services agreement with Seadrill Management, a wholly owned subsidiary of the Company, pursuant to which Seadrill Management provides the Seadrill Partners certain management and administrative services. The services provided by Seadrill Management are charged at cost plus management fee equal to 5% of Seadrill Management’s costs and expenses incurred in connection with providing these services. The agreement has an initial term for 5 years and can be terminated by providing 90 days written notice.

Technical and administrative service agreement – In connection with the IPO, subsidiaries of Seadrill Partners entered into certain advisory, technical and/or administrative services agreements with subsidiaries of the Company. The services provided by the Company’s subsidiaries are charged at cost plus service fee equal to approximately 5% of costs and expenses incurred in connection with providing these services.

Income recognized under the above agreements (a) & (b) for the period ended December 31, 2014 were $59 million.

Rig Financing Agreements – In September 2012 prior to the IPO of Seadrill Partners, each of Seadrill Partners controlled subsidiaries that owns the West Capricorn, the West Vencedor, the West Aquarius, and the West Capella, or the rig owning subsidiaries, entered into intercompany loan agreements with the Company in the amount of approximately $523 million, $115 million, $305 million and $295 million respectively, corresponding to the aggregate principal amount outstanding under the external facilities allocable to the West Capricorn, the West Vencedor, the West Aquarius, and the West Capella respectively. During 2013, the rig owning companies of the T-15, T-16, West Leo and West Sirius entered into intercompany loan agreements with Company in the amount of approximately $101 million, $93 million, $486 million and $220 million respectively, corresponding to the aggregate principal amount outstanding under the facilities allocable to the T-15, T-16, West Leo and West Sirius respectively. The Company refers to these arrangements collectively as "Rig Financing Agreements". Pursuant to these intercompany loan agreements, each rig owning subsidiary can make payments of principal and interest to Seadrill or directly to the third party lenders under each facility, corresponding to payments of principal and interest due under each Rig Financing Agreement that are allocable to each rig.

During the year ended December 31, 2014 subsidiaries of Seadrill Partners entered into a new term loan in which the proceeds were used to repay the amounts owed to the Company related to the drilling units West Capella, West Aquarius, West Sirius, West Leo and West Capricorn.

In June 2014 the Company repaid the underlying $1,200 million senior secured loan relating to the West Vencedor, and as a result the West Vencedor Loan Agreement between the Company and Seadrill Partners was amended to carry on the existing loan on the same terms. The total amount owed by Seadrill Partners to the Company under the remaining West Vencedor Loan agreement as of December 31, 2014, was $78 million.

Total amounts owed under the remaining Rig Financing Agreement as of December 31, 2014, relating to the T-15 and T-16, totaled $159 million. Certain subsidiaries of Seadrill Partners are guarantors under the external facilities in which these rigs are pledged as security. Under the terms of the facilities, the guarantors are jointly and severally liable for other guarantors and the borrower who are party to this facility. The Company has provided an indemnification to Seadrill Partners for any payments or obligations related to these facilities for any losses incurred which do not relate to the T-15 and T-16.

The Rig Financing Agreements related to the West Aquarius, West Capella, West Leo, West Sirius and West Capricorn were repaid during the year ended December 31, 2014 in conjunction with Seadrill Partners obtaining independent third party financing. The total outstanding principal repaid was $1.5 billion.

Interest income for the period ending December 31, 2014 for these arrangements was $20 million.

Revolving credit facility – In October 2012 Seadrill Partners entered into a $300 million revolving credit facility with the Company. The facility is for a term of five years and bears interest at a rate of LIBOR plus 5% per annum, with an annual 2% commitment fee on the undrawn balance. In March 2014 the facility was reduced to a maximum of $100 million. The outstanding balance of $125.9 million was repaid in full in March 2014. The outstanding balance as at December 31, 2014 was nil.

$109.5 million Vendor financing loan - In May, 2013, Seadrill Partners borrowed from the Company $109.5 million as vendor financing to fund the acquisition of the T-15. The loan bears interest at a rate of LIBOR plus a margin of 5.00% and matures in May 2016. The outstanding balance as at December 31, 2014 was $109.5 million.

$229.9 million discount note - On December 13, 2013, as part of the acquisition of the West Sirius, a subsidiary of Seadrill Partners issued a zero coupon discount note to the Company for $229.9 million. The note was repayable in June 2015 and upon maturity, the Company was due to receive $238.5 million. In February 2014, Seadrill Partners repaid this note in full.

$70 million discount note - In December 2013, as part of the acquisition of the West Sirius, Seadrill Partners issued a zero coupon discount note to the Company for $70 million. The note was repayable in June 2015 and upon maturity, the Company was due to receive $73 million. In February 2014, Seadrill Partners repaid this note in full.

$100 million discount note - In March 2014, as part of the acquisition of the West Auriga, Seadrill Partners issued a zero coupon discount note to the Company for $100 million. The note is repayable in September 2015 and upon maturity, the Company will receive $103.7 million. This note was repaid in full in June 2014.

Other revenues and expenses - Other revenues and expenses include operating revenues and costs earned and incurred for certain drilling units on behalf of subsidiaries of Seadrill Partners, insurance premiums and bareboat charter arrangements. Other revenues and expenses earned and incurred for the period ending December 31, 2014 were $43.2 million and $25.8 million respectively. Derivatives and other interest expenses charged to Seadrill Partners totaled $82.1 million for the period ending December 31, 2014.

Receivables and Payables – Receivables and payables with Seadrill Partners and its subsidiaries are comprised of management fees, advisory and administrative services, and other items including accrued interest. In addition, certain receivables and payables arise when the Company pays an invoice on behalf of Seadrill Partners or its subsidiaries and vice versa. Receivables and payables are generally settled quarterly in arrears. Trading balances to Seadrill Partners and its subsidiaries are unsecured, bear interest at a rate equal to LIBOR plus approximately 4% per annum, and are intended to be settled in the ordinary course of business.

Receivables (payables) with Seadrill Partners and its subsidiaries as of December 31, 2014 consisted of the following:

(In US$ millions)	December 31, 2014
Rig financing agreements and Loan Agreements	237
$109.5 million Vendor financing loan	110
Deferred consideration receivable	74
Other receivables	264
Other payables	(77)

West Auriga Acquisition
On March 21, 2014, the Company sold the entities that own and operate the West Auriga (the “Auriga business”) to Seadrill Capricorn Holdings LLC, a consolidated subsidiary of Seadrill Partners that is 49% owned by the Company. The entities continue to be related parties subsequent to the sale. The purchase price consisted of an enterprise value of $1.24 billion, less debt assumed of $443 million. The total consideration of $797 million was comprised of cash of $697 million and a discount note receivable of $100 million. The purchase price was subsequently adjusted by a working capital adjustment of $331 million arising from related party balances which remained with the disposed entities for the construction, equipping and mobilization of the West Auriga. The total recognized gain on sale of the Auriga business was $440 million, after taking into account a goodwill allocation of $33 million, which has been presented in our consolidated statement of operations, under "gain on disposals" included within operating income. Refer to Note 11 - Disposals of businesses for more information.

Purchase of additional limited partner interest in Seadrill Operating LP
On July 21, 2014, the Company sold a 28% limited partner interest in Seadrill Operating LP, a subsidiary of Seadrill Partners, to Seadrill Partners for cash consideration of $373 million. This resulted in a loss on sale of investment of $88 million, which has been recognized within "share in results from associated companies" in the Company’s consolidated statement of operations. Refer to Note 17 - Investments in Associated Companies for more information

West Vela Acquisition
On November 4, 2014, the Company sold the entities that own and operate the West Vela (the “Vela business”) to Seadrill Capricorn Holdings LLC, a consolidated subsidiary of Seadrill Partners and 49% owned by the Company. The entities continue to be related parties subsequent to the sale. The purchase price consisted of an enterprise value of $900 million, less debt assumed of $433 million that was outstanding under the existing facility related to West Vela. The Company is also to receive deferred consideration of $44 thousand per day for the remainder of the West Vela's current contract with BP which runs to November 2020. In addition, the Company will receive a contingent amount of up to $40 thousand per day for the remainder of the BP contract, depending on the actual amount of contract revenue received from BP. The Company's accounting policy is not to recognize contingent consideration before it is considered realizable. The total consideration recognized on disposal of $535 million was comprised of cash of $467 million, and deferred consideration receivable of $74 million. The purchase price was also adjusted by a working capital adjustment of $6 million. The gain recognized at the time of disposal of the Vela business was $191 million, after taking into account a goodwill allocation of $41 million. The gain has been presented in our consolidated statement of operations, under "gain on disposals" included within operating income. During the quarter ended December 31, 2014, the Company also recognized $1 million related to the contingent consideration realized during the period. Refer to Note 11 - Disposals of businesses for more information.

Hemen and other related parties

Since our formation, our largest shareholder has been Hemen, which currently holds approximately 24.17% of our shares.  The Company transacts business with the following related parties, being companies in which Hemen has a significant interest:

•	Ship Finance International Limited ("Ship Finance")

•	Metrogas

•	Archer

•	Frontline Management (Bermuda) Limited ("Frontline")

Ship Finance Transactions

The Company has entered into sale and lease back contracts for several drilling units with subsidiaries of Ship Finance. The Company has determined that the Ship Finance subsidiaries, which own the units, are variable interest entities (VIEs), and that the Company is the primary beneficiary of the risks and rewards connected with the ownership of the units and the charter contracts. Accordingly, these VIEs are fully consolidated in the Company's consolidated accounts. The equity attributable to Ship Finance in the VIEs is included in non-controlling interests in the Company's consolidated accounts (See Note 35 to the consolidated financial statements included herein).

In the 12 months ended December 31, 2014, the Company incurred the following lease costs on units leased from the Ship Finance subsidiaries.

(US$ millions)	2014	2013	2012
West Polaris	55	70	114
West Hercules	75	77	75
West Taurus	111	112	114
West Linus	59	—	—
Total	300	259	303

These lease costs are eliminated on consolidation.

On July 1, 2010 our consolidated VIEs, SFL Deepwater Ltd and SFL Polaris Ltd, paid a dividend of $290 million and $145 million respectively to Ship Finance. Ship Finance simultaneously granted loans to SFL Deepwater Ltd and SFL Polaris Ltd for the same amounts. The loans bear interest at 4.5% per annum and are reported as long-term debt due to related parties in our balance sheet as the loans mature in 2023. On December 30, 2014 we entered into a share sale and purchase agreement with Ship Finance, where we acquired 100% of the equity interests in SFL West Polaris Limited, which was the owner of West Polaris. In addition the Company purchased an outstanding loan of SFL West Polaris Limited of $97 million from Ship Finance. The acquisition price for the shares and the loan amounted to $111 million. As at December 31, 2014, the consideration for the shares and loan was unpaid, and was settled on January 5, 2015. See Note 35 for more details.

On June 28, 2013, our subsidiary NADL sold the entity that owns the newbuild jack-up, West Linus, to the Ship Finance subsidiary SFL Linus Ltd. The purchase consideration for this reflected the market value of the rig as of the delivery date which was $600 million. This rig was simultaneously chartered back over a period of 15 years to NADL. Upon closing, SFL Linus Ltd received a $195 million loan from Ship Finance which bears an interest of 4.5% per annum and matures in 2029. During 2014 the loan was reduced to $125 million, and is reported as long-term debt due to related parties in our balance sheet as of December 31, 2014.

The total interest expense of the above loans relating to Ship Finance for 2014 was $24 million (2013: $20 million, 2012: $20 million).

During 2013 the VIEs declared dividends totaling $223 million, which were settled against existing intercompany balances with Ship Finance.

Metrogas transactions

From time to time, we may enter into agreements with Metrogas primarily to manage short-term working capital requirements. We had the following transactions with Metrogas:

On March 22, 2012, we obtained a short-term unsecured credit facility of $84 million from Metrogas. The principal plus interest was repaid in full in May 2012.

On May 15, 2012 we obtained a short term unsecured credit facility of $50 million from Metrogas. The principal plus interest was repaid in July 2012.

On June 7, 2012 we obtained a long term unsecured credit facility of NOK1,200 million from Metrogas. This loan agreement was amended on June 14 and June 27 increasing the loan amount to a total of NOK2,100 million. The principal plus interest was repaid in full in September 2012.

On December 20, 2012, we sold the Company's holding in a NADL unsecured bond of $500 million to Metrogas plus accrued interest of $9 million with a call option to repurchase the bond in full for a price equal to par plus unpaid accrued interest on the date of repurchase with a maturity date in June 2013. The obligation was recorded as a long term related party liability. In conjunction with this arrangement we also entered into an agreement to settle dividends payable to Metrogas in return for a short term unsecured loan of $93 million (see below). The North Atlantic bond bears a coupon of 7.75% per annum payable semi-annually in arrears. The net proceeds from these arrangements were $415 million. On May 31, 2013, the Company exercised its option to repurchase the bond from Metrogas, and as a result the bond is eliminated in the consolidated financial statements at December 31, 2014.

On December 21, 2012, we obtained a short term loan of $93 million from Metrogas. The loan bears interest of LIBOR plus a margin and was repaid in full on May 2, 2013.

On December 31, 2012, we obtained a short term loan from Metrogas of NOK140 million. The loan bears interest of NIBOR plus a margin and was repaid in full on January 2, 2013.

On February 27, 2013, we obtained a short-term loan from Metrogas of NOK300 million. The loan had an interest of NIBOR plus a margin and was repaid in full on March 12, 2013.

On March 27, 2013, we obtained a short-term loan from Metrogas of NOK700 million. The loan had an interest of NIBOR plus a margin, and was repaid in full on April 3, 2013.

On July 19, 2013, we entered into a loan agreement with Metrogas of NOK1,500 million. The loan had an interest of NIBOR plus a margin of 3.5% and was repaid in full on October 9, 2013.

On September 20, 2013, we obtained a short-term loan from Metrogas of $99 million. The loan had an interest of LIBOR plus a margin of 3.0%, and was repaid in full on September 30, 2013.

On December 10, 2013, the $1,121 million facility with Lloyds Bank TSB as agent was transferred to DNB Bank ASA as new agent and to Metrogas, as the lender. There have been no other changes to the facility. As Metrogas is a related party of the Company, the proportion of the facility related to Metrogas of $840 million was accordingly reclassified as debt due to related parties on the consolidated balance sheet as at December 31, 2014. On February 21, 2014, the Company entered into a term loan B agreement for $1.8 billion due in February 2021 in which some of the proceeds have been used to repay the portion of this facility that is related to the West Leo, which totaled $472.6 million as at December 31, 2013. The amount that was paid to Metrogas was $436 million.

On August 26, 2014, the $1,121 million facility was repaid in full, and replaced by a new $1,350 million senior secured credit facility with a syndicate of banks and DNB Bank ASA as agent. The Company recognized a $16 million gain on debt extinguishment within other financial items in the Company's consolidated statement of operations - see Note 23 – Long-term debt.

The total interest expense of the above loans relating to Metrogas for 2014 was $1 million (2013: $10 million; 2012: $7 million).

Archer transactions

From time to time, we may enter into transactions with Archer our former consolidated subsidiary and current associate investment related to Archer's working capital requirements and debt restructuring. We had the following transactions with Archer:

On June 27, 2012, the Company granted Archer a long term unsecured credit facility of $20 million. The principal plus interest was repaid in August 2012.

On November 12, 2012, the Company granted Archer a short term unsecured loan of $55 million. The loan bears interest of LIBOR plus a margin and was settled in February 2013.

On February 20, 2013, the Company obtained a short-term unsecured loan of $43 million from Archer. The loan had an interest of LIBOR plus a margin of 5% and was repaid on February 27, 2013.

On March 27, 2013 the Company granted Archer a short term unsecured loan of $10 million. The loan had an interest of LIBOR plus a margin of 5%, and was repaid on April 2, 2013.

On March 7, 2013, the Company provided a guarantee to Archer on its payment obligations on a certain financing arrangements. The maximum liability to the Company is limited to $100 million. The guarantee fee is 1.25% per annum. On July 31, 2013, the Company provided Archer with an additional guarantee of $100 million, which was provided as part of Archer’s divestiture of a division, to support Archer's existing bank facilities. During 2014, the guarantees above were increased to a total of $250 million. The guarantee fee is 1.25% per annum.

On December 9, 2013, the Company provided Archer Topaz Limited, a wholly owned subsidiary of Archer, with a guarantee of a maximum of EUR56 million, to support Archer's credit facilities. The guarantee fee is 1.25% per annum.

On February 5, 2014, the Company provided Archer with a guarantee of a maximum of GBP 25.9 million, to support Archer's leasing obligations of a warehouse for a period of 10 years.

On February 12, 2014, the Company provided Archer with a guarantee of $120 million enabling Archer to finance the purchase of land rigs in Argentina.

On July 14, 2014, we provided Archer Norge AS, a wholly owned subsidiary of Archer, with a guarantee of a maximum of $20 million, to support Archer's guarantee facility. The guarantee fee is 1.25% per annum.

These guarantee fees are included in other financial items in our consolidated statement of operations.

Archer provides certain management support and administrative services for the Company, and charged the Company fees of $4.0 million for the twelve months ended December 31, 2014 (2013: nil; 2012: nil) respectively. These amounts are included in general and administrative expenses. Also included in other financial items are guarantee fees charged to Archer of $3.7 million for the twelve months ended December 31, 2014 (2013: nil; 2012: nil) respectively.

The total net interest income of the above loans relating to Archer for 2014 was nil (2013: $0.7 million; 2012: $0.1 million).

On March 6, 2015, the Company purchased a $50 million subordinated loan made by Metrogas, a related party, to Archer, a related party. The aggregate consideration paid for the loan by the Company to Metrogas was $51 million which is equal to the sum of the outstanding principal amount of $50 million and $1 million accrued commitment fee and interest on the loan.

Frontline transactions

Frontline provides management support and administrative services for the Company, and charged the Company fees of $4 million, $2 million and $2 million for these services in the years 2014, 2013 and 2012, respectively. These amounts are included in "general and administrative expenses".

Other related parties

Seabras Sapura transactions
Seabras Sapura Participacoes SA and Seabras Sapura Holdco Ltd, together referred to as Seabras Sapura, are joint ventures each owned 50% by the Company.
In May 2014, we entered into a loan agreement with Seabras Sapura of $11 million. The loan has an interest of 3.4% and is repayable by May 31, 2015.

In May 2014, we entered into a loan agreement with Seabras Sapura of €4 million. The loan has an interest of 3.4% and is repayable by May 31, 2015.

The total net interest income of the above loans relating to Seabras Sapura for 2014 was $0.3 million (2013: nil; 2012: nil).

Other related party transactions

In the year ended December 31, 2014, the Company recognized related party revenues of $97 million (2013: $2 million, 2012: $15 million). In 2014 the revenue related to Seadrill Partners under the management agreements as described above. The related party revenues in 2013 and 2012 related to a previous joint venture and related party Varia Perdana and its subsidiary Crest Tender Rigs Pte Ltd (together "Varia Group"), and Asia Offshore Drilling Ltd (AOD). During 2013 we provided management support, administrative and construction management services to AOD and received bare boat fees from the Varia Group. AOD became a consolidated subsidiary of the Company during 2013 and therefore these revenues are now eliminated on consolidation, see Note 12 to the consolidated financial statements included herein. The amounts related to the Varia Group during 2013 included the period up until the sale of our tender rig business, see Note 11 to the consolidated financial statements included herein.